Note 3 - Short-term Investments (Tables)	12 Months Ended
Dec. 31, 2021
Notes Tables
Investment [Table Text Block]
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value (Net carrying amount)
	$	$	$	$
Trading debt securities
Financial products issued by commercial banks	13,025	144	-	13,169
Available-for-sale debt securities
Time deposits	16,000	-	-	16,000
Financial products issued by commercial banks	1,569	5	-	1,574
Total	30,594	149	-	30,743